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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 28, 2005

                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

            (as depositor under the Pooling and Servicing Agreement,
           dated as of January 1, 2005, providing for the issuance of
             Asset Backed Pass-Through Certificates, Series 2005-1)


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                    333-104020              33-0727357
-------------------------------       ------------        ----------------------
(State or Other Jurisdiction of       (Commission            (I.R.S. Employer
        Incorporation)                File Number)        Identification Number)



                 3 Ada
           Irvine, California                                    92618
--------------------------------------                         ----------
(Address of Principal Executive Offices                        (Zip Code)


Registrant's telephone number, including area code:  (914) 790-8100


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2-    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Item 2.01     Acquisition or Disposition of Assets
              ------------------------------------

Description of the Certificates and the Mortgage Pool

         On January 13, 2005, a single series of certificates, entitled Option One Mortgage Loan Trust 2005-1, Asset-Backed Certificates, Series 2005-1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of January 1, 2005 (the "Agreement"), attached hereto as Exhibit 4.1, among Option Mortgage Acceptance Corporation as depositor (the "Depositor"), Option One Mortgage Corporation ("Option One") as master servicer (the "Master Servicer") and Wells Fargo Bank, N.A. as trustee (the "Trustee"). The Certificates consist of fifteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1A Certificates", "Class A-1B Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class A-4 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class M-9 Certificates", "Class C Certificates", "Class P Certificates", "Class R Certificates" and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool") of conventional, one- to four- family, adjustable rate and fixed rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $1,194,000,000 and any amounts in the Pre-funding Accounts as of January 13, 2005 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreements, dated January 1, 2005, among Option One, Option One Owner Trust 2001-1A, Option One Owner Trust 2001-1B, Option One Owner Trust 2001-2, Option One Owner Trust 2002-3, Option One Owner Trust 2003-4 and Option One Owner Trust 2003-5, as applicable, as sellers and the Depositor (the "Mortgage Loan Purchase Agreements") and (ii) the Mortgage Loan Purchase Agreement, dated January 10, 2005, between Option One and the Depositor (the "Option One Purchase Agreement"). The "Class A-1A Certificates", "Class A-1B Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class A-4 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", Class M-8 Certificates" and Class M-9 Certificates", were sold by the Depositor to Banc of America Securities LLC. as representative of the Underwriters ("Banc of America") pursuant to an Underwriting Agreement, dated January 10, 2005 (the "Underwriting Agreement") among the Depositor, Option One, Banc of America Securities LLC , Greenwich Capital Markets, Inc., Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and H&R Block Financial Advisors Inc.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:

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                          INITIAL CERTIFICATE PRINCIPAL
        CLASS               BALANCE OR NOTIONAL AMOUNT       PASS-THROUGH RATE
        -----               --------------------------       -----------------
        A-1A                      $ 200,000,000                   Variable
        A-1B                      $  50,000,000                   Variable
        A-2                       $ 262,914,000                   Variable
        A-3                       $ 433,281,000                   Variable
        A-4                       $  94,805,000                   Variable
        M-1                       $  52,800,000                   Variable
        M-2                       $  22,200,000                   Variable
        M-3                       $  13,800,000                   Variable
        M-4                       $  13,800,000                   Variable
        M-5                       $  21,600,000                   Variable
        M-6                       $  10,800,000                   Variable
        M-7                       $   8,400,000                   Variable
        M-8                       $   4,200,000                   Variable
        M-9                       $   5,400,000                   Variable
         C                        $   5,999,900                   Variable
         P                        $         100.00                  N/A
         R                            100.00 %                      N/A
        R-X                           100.00 %                      N/A

         The Certificates, other than the Class C Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated January 10, 2005, and the Prospectus Supplement, dated 10, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

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SECTION 9     FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01     Financial Statements and Exhibits
              ---------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits



Exhibit No.                              Description
-----------                              -----------
    4.1 Pooling and Servicing Agreement, dated as of January 1, 2005, by and among Option One Mortgage Acceptance Corporation as Depositor, Option One Mortgage Corporation as Master Servicer and Wells Fargo Bank, N.A. as Trustee, relating to the Series 2005-1 Certificates.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   JANUARY 28, 2005


                                           OPTION ONE MORTGAGE ACCEPTANCE
                                           CORPORATION


                                           By: /s/ David S. Wells
                                              -------------------------------
                                           Name:  David S. Wells
                                           Title: Assistant Secretary

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                                Index to Exhibits
                                -----------------



                                                                                         SEQUENTIALLY
EXHIBIT NO.                                DESCRIPTION                                   NUMBERED PAGE
-----------                                -----------                                   -------------
    4.1           Pooling and Servicing Agreement,  dated as of January 1, 2005,               7
                  by and among Option One  Mortgage  Acceptance  Corporation  as
                  Depositor,  One Mortgage  Corporation  as Master  Servicer and
                  Wells  Fargo  Bank,  N.A.  as Trustee  relating  to the Series
                  2005-1 Certificates.